EX-99-10.c

     Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Robert A. Fritts, President, and Mark D. Nerud, Chief Financial Officer of the JNL Variable Fund V LLC (the "Fund"), certify that:

1. This Form N-CSRS filing for the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:     /s/ Robert A. Fritts
        ------------------------------------------
        Robert A. Fritts
        President

Date:   September 8, 2003


By:     /s/ Mark D. Nerud
        ------------------------------------------
        Mark D. Nerud
        Chief Financial Officer

Date:   September 8, 2003